Exhibit F


                          Defined Term Cross-References




          "Accountant" has the meaning specified in Section 3.1(g)(iv) of this Agreement.

          "Acquiror" has the meaning specified in the introductory paragraph of this Agreement.

          "Acquiror Indemnitee" has the meaning specified in Section 8.2 of this Agreement.

          "Allocation Agreement" has the meaning specified in Section 2.1(b) of this Agreement.

          "Acquiror Returns" has the meaning specified in Section 8.9 of this Agreement

          "Assignor" has the meaning specified in the recitals of this Agreement.

          "Belgian Closing Date" has the meaning specified in Section 8.7(b) of this Agreement.

          "Belgian Subsidiaries" has the meaning specified in Section 1.2 of this Agreement.

          "Bugamor Building" has the meaning specified in Section 5.13 of this Agreement.

          "Bugamor Shares" has the meaning specified in Section 5.13 of this Agreement.

          "Capital Contribution Agreement" has the meaning specified in Section
5.11 of this Agreement.

          "Cash Payees" has the meaning specified in Section 5.4(d) of this Agreement.

          "Change of Control Event" has the meaning specified in Section 5.9(e) of this Agreement.

          "Claim" has the meaning specified in Section 8.4 of this Agreement.

          "Competitive Businesses" has the meaning specified in Section 5.6(a) of this Agreement.

          "Closing" has the meaning specified in Section 2.1(a) of this Agreement.

          "Closing Date" has the meaning specified in Section 2.1(a) of this Agreement.



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          "Code" has the meaning specified in the recitals of this Agreement.

          "Confidentiality Agreement" has the meaning specified in Section 5.1 of this Agreement.

          "Designated Optionees" has the meaning specified in Section 5.4(a) of this Agreement.

          "Exchange Act" has the meaning specified in Section 3.1(e) of this Agreement.

          "Expiration Time" shall have the meaning specified in Section 2.1(c) of this Agreement.

          "GAAP" has the meaning specified in Section 3.1(g) of this Agreement.

          "Governmental Entity" has the meaning specified in Section 3.1(e) of this Agreement.

          "Group A Option Ratio" has the meaning specified in Section 5.4(a) of this Agreement.

          "Group A Optionees" has the meaning specified in Section 5.4(a) of this Agreement.

          "Group B Option Ratio" has the meaning specified in Section 5.4(a) of this Agreement.

          "Group B Optionees" has the meaning specified in Section 5.4(a) of this Agreement.

          "IMS Health" has the meaning specified in the introductory paragraph of this Agreement.

          "IMS Health Disclosure Schedule" has the meaning specified in Section 3.2(b) of this Agreement.

          "IMS Health Preferred Stock" has the meaning specified in Section 3.2(b) of this Agreement.

          "IMS Health SEC Documents" has the meaning specified in Section 3.2(d) of this Agreement.

          "IMS Health SEC Financial Statements" has the meaning specified in
Section 3.2(d) of this Agreement.

          "IMS Health Shares" has the meaning specified in the recitals of this Agreement.

          "IMS Health Stock Plans" has the meaning specified in Section 3.2(b) of this Agreement.

          "IMS Health Subsidiaries" has the meaning specified in Section 3.2(a) of this Agreement.



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          "Indemnifying Party" has the meaning specified in Section 8.4 of this
Agreement.

          "Indemnitee" has the meaning specified in Section 8.4 of this Agreement.

          "Joint Release Notice" has the meaning specified in Section 2.1(c) of this Agreement.

          "Lien" has the meaning specified in Section 3.1(c) of this Agreement.

          "Material Intellectual Property" has the meaning specified in Section 3.1(j) of this Agreement.

          "Merger Agreement" has the meaning specified in the recitals of this Agreement.

          "NASD" has the meaning specified in Section 3.1(e) of this Agreement.

          "NYSE" has the meaning specified in Section 3.2(c) of this Agreement.

          "Option Period" has the meaning specified in Section 1.2 of this Agreement.

          "Payment Date" has the meaning specified in Section 5.7(d) of this Agreement.

          "Pharbase Agreement" has the meaning specified in Section 5.7(b) of this Agreement.

          "PMSI" has the meaning specified in the introductory paragraph of this Agreement.

          "PMSI Common Stock" has the meaning specified in Section 3.1(l) of this Agreement.

          "PMSI Disclosure Schedule" has the meaning specified in Section 3.1(a) of this Agreement.

          "PMSI Holdings" has the meaning specified in the introductory paragraph of this Agreement.

          "PMSI Holdings Purchase Price" shall have the meaning specified in
Section 1.1(c) of the Agreement.

          "PMSI Holdings Transferred Assets" has the meaning specified in the recitals of this Agreement.

          "PMSI Indemnitee" has the meaning specified in Section 8.3 of this Agreement.

          "Pro Forma Balance Sheet" has the meaning specified in Section 3.1(g) of this Agreement.

          "Registration Rights Agreement" has the meaning specified in Section 2.1(b) of this Agreement.



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          "Replacement Data" has the meaning specified in Section 5.9(e) of this
Agreement.

          "Restricted Business" has the meaning specified in Section 5.6(a) of this Agreement.

          "Scott-Levin" has the meaning specified in Section 5.9(a) of this Agreement.

          "SEC" has the meaning specified in Section 3.1(e) of this Agreement.

          "Securities Act" has the meaning specified in Section 3.1(c) of this Agreement.

          "Sellers" has the meaning specified in the introductory paragraph of this Agreement.

          "Series A Designated Optionees" has the meaning specified in Section 5.4(a)(i) of this Agreement.

          "Series B Designated Optionees" has the meaning specified in Section 5.4(a)(ii) of this Agreement.

          "Source Agreement" has the meaning specified in Section 5.9(a) of this Agreement.

          "Source America" has the meaning specified in Section 5.9(a) of this Agreement.

          "Source Holdings" has the meaning specified in the introductory paragraph of this Agreement.

          "Source Holdings Purchase Price" has the meaning specified in Section 1.1(d) of this Agreement.

          "Source Holdings Transferred Assets" has the meaning specified in the recitals of this Agreement.

          "Stock Option Agreement" has the meaning specified in the recitals of this Agreement.

          "Subject Securities" has the meaning specified in Section 2.1(c) of this Agreement.

          "Substitute Options" has the meaning specified in Section 5.4(a) of this Agreement.

          "Third Party Software" has the meaning specified in Section 3.1(j) of this Agreement.

          "Transfer Agent" has the meaning specified in Section 2.1(c) of this Agreement.

          "Transfer Instruments" has the meaning specified in Section 2.1(c) of this Agreement.

          "Transferred Assets" has the meaning specified in the recitals of this Agreement.



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          "Transferred Assets Purchase Price" has the meaning specified in
Section 1.1(d) of this Agreement.

          "Transferred Subsidiaries" has the meaning specified in Section 3.1(c) of this Agreement.

          "Transferred Subsidiaries Interim Balance Sheet" has the meaning specified in Section 3.1(g) of this Agreement.

          "Transferred Subsidiaries Interim Financial Statements" has the meaning specified in Section 3.1(g) of this Agreement.

          "Voting Debt" has the meaning specified in Section 3.1(c) of the Agreement.

          "Walsh Note" has the meaning specified in Section 5.7(b) of this Agreement.

          "WII" has the meaning specified in Section 5.7(b) of this Agreement.